[LOGO OF VANTAGE INVESTMENT ADVISORS]









                                             Lincoln National
                                             Social Awareness Fund, Inc.
                                             Annual Report
                                             December 31, 1998

Lincoln National Social Awareness Fund, Inc.


Index
     Commentary 10
     Statement of Net Assets
     Statement of Operations
     Statements of Changes in Net Assets
     Financial Highlights
     Notes to Financial Statements
     Report of Ernst & Young LLP, Independent Auditors

Lincoln National
Social Awareness Fund, Inc.


Managed by:    [LOGO OF VANTAGE INVESTMENT ADVISORS]


During 1998 the Fund returned 19.89% versus its benchmark, the S&P 500 Index, which returned 28.76%.

Depending on how you look at it, 1998 was another strong year for stocks. The largest stocks soared, while medium sized stocks performed well, and the smallest stocks took up the rear. While the Social Awareness Fund continues to be a five star fund as measured by Morningstar, delivering impressive long-term results, the Fund lagged the S&P 500 Index for the year.

A primary factor in Social Awareness Fund's performance was our avoidance of "supercap" stocks - very large company stocks with relatively high price/earnings ratios - that led the stock market during 1998. We shunned most "supercap" stocks because they failed to rate highly - according to our growth and value investment parameters. Also, some "supercap" companies, such as General Electric and Exxon, were not able to meet our socially responsible investment criteria. This made it difficult for us to keep pace with the index. Our selection process led us instead to large and mid-cap stocks that appeared to have higher long-term growth potential and could be bought at reasonable share prices.

Few stocks fared worse during 1998 than those of financial companies. Banks and investment companies are usually more sensitive to global economic volatility than many businesses. Financial stocks suffered from successive problems that started with emerging market currency exposure during the spring and Russia's debt default last summer. The Fund has a significant weight in such companies. Financial stocks have historically been the Fund's largest sector because investment companies and banks are more likely to pass our social screens.

Many of our financial holdings performed poorly during the last half of 1998, particularly Citigroup. The New York based financial company was formed by a merger between Travelers and Citicorp last spring - creating the world's largest financial services company. Investors became concerned that Citigroup's behemoth size would present certain operational difficulties and the company's share price subsequently fell. We believe Citigroup will eventually benefit from economies of scale once the logistics of the merger are better defined. We limited the Fund's exposure to global financial companies by focusing on smaller regional U.S. banks. Unfortunately, the share prices of many smaller banks were unjustly punished, in our view, because of the actions of their larger peers. The Fund's holdings of AmSouth, a regional bank based in Birmingham, Alabama, fell in sympathy with larger banks during the market volatility. However, as of year-end, the bank's share price had bounced back on the resilience of a strong U.S. economy.

Technology and healthcare stocks bolstered Fund performance. These two sectors seemed to offer attractive capital appreciation prospects and together accounted for a significant portion of the Fund. We were encouraged by the performance of Apple Computer throughout 1998. Our computer analysis indicated that Apple's stock met both our growth and value parameters. We purchased shares of Apple last winter and as of year end, Apple's share price had appreciated substantially. Apple has been successful in marketing its newest addition to the company's line of computers - the iMAC, a personal computer competitive with other lower priced models. Apple also appears to have a number of promising new products in the development pipeline. We believe this bodes well for the company's long-term profit and earnings growth potential.

One factor measured by our computer analysis is whether Wall Street analysts have raised earnings expectations for a stock. Sometimes this leads us to companies reported to be merger and acquisition targets. The Fund's holdings of Arterial Vascular Engineering, a mid-cap medical products company, performed well after some Wall Street analysts indicated the company was a prime takeover candidate. The reports were confirmed last November when Arterial Vascular Engineering, which is among the Fund's largest holdings, was acquired by Medtronic, the world's largest heart pacemaker manufacturer, causing shares to increase dramatically.

The U.S. economy was still giving off mixed signals at the end 1998. Manufacturing has been hit hard by an international economic slowdown and many overseas consumer markets have dried up. Some large manufacturers, such as Boeing and Caterpillar, have announced plans to lay off thousands of workers. Yet, more jobs were created than lost during 1998, consumer confidence is high, and interest rates and inflation are low.

The Social Awareness Fund's investment portfolio has been positioned over the past year to benefit from U.S. economic growth while escaping the full impact of struggling international markets. Many of the companies in which we invest generate the majority of their revenues from U.S. and/or European markets. Since no country can remain an island in the global economy, we expect additional stock market volatility in fiscal 1999. Fortunately, we believe our quantitative investment strategy cannot only endure the short-term effects of market volatility but also ultimately reward patient, long-term investors.

T. Scott Wittman


Growth of $10,000 invested 1/1/89 through 12/31/98

                          1/1/89   12/31/98
Social Awareness Fund    $10,000    $61,659
S&P 500 Index            $10,000    $57,904


This chart illustrates, hypothetically, that $10,000 was invested in the Social Awareness Fund on 1/1/89. As the chart shows, by December 31, 1998, the value of the investment at net asset value, with any dividends and capital gains reinvested, would have grown to $61,659. For comparison, look at how the S&P 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $57,904. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.



Average annual return              Ended
on investments                     12/31/98
--------------------------------------------
One Year                           +19.89%
--------------------------------------------
Five Years                         +24.92%
--------------------------------------------
Ten Years                          +19.95%
--------------------------------------------

Lincoln National
Social Awareness Fund, Inc.

Statement of Net Assets
December 31, 1998

Investments:

                                                 Number        Market
Common Stock:                                    of Shares      Value
---------------------------------------------------------------------------
Automobiles & Auto Parts: 0.1%
---------------------------------------------------------------------------
PACCAR                                             51,200       $2,099,200
---------------------------------------------------------------------------

Banking, Finance & Insurance: 22.6%
---------------------------------------------------------------------------
Allstate                                          690,468       26,669,326
American Express                                  137,000       14,008,249
American International Group                      237,500       22,948,437
AmSouth Bancorporation                            393,525       17,954,577
Bank One                                          173,843        8,876,857
BankBoston                                        173,700        6,763,443
Bankers Trust New York                            206,600       17,651,387
Chase Manhattan                                   590,800       40,211,324
Cigna                                             110,100        8,512,105
Citigroup                                         510,199       25,254,850
City National                                     329,500       13,715,437
Comerica                                          295,200       20,128,949
Conseco                                           388,200       11,864,362
Edwards (A.G.)                                    350,250       13,046,813
EXEL Limited                                       47,618        3,571,349
Federal National Mortgage Association             210,500       15,577,000
FIRSTPLUS Financial Group *                       835,900        2,298,725
First Union                                       573,200       34,857,725
Marsh & McLennan                                  245,450       14,343,484
Mellon Bank                                        67,000        4,606,250
Metris                                             73,857        3,706,698
Morgan Stanley Dean Witter                        117,100        8,314,100
National City                                     243,060       17,621,850
Old Republic International                        336,825        7,578,563
Paine Webber Group                                428,750       16,560,469
Reliance Group Holdings                           649,200        8,358,450
Republic New York                                  80,800        3,681,450
SLM Holding                                       358,900       17,227,200
T. Rowe Price Associates                          240,000        8,175,000
Washington Mutual                                 202,440        7,730,678
---------------------------------------------------------------------------
                                                               421,815,107

Buildings & Materials: 0.9%
---------------------------------------------------------------------------
Kaufman & Broad Home                              370,700       10,657,625
Premark International                             154,200        5,339,175
---------------------------------------------------------------------------
                                                                15,996,800

Cable, Media & Publishing: 6.4%
---------------------------------------------------------------------------
Dun & Bradstreet                                  474,700       14,982,719
Ennis Business Forms                              176,800        1,756,950
Gannett                                           288,200       19,075,238
Knight-Ridder                                     222,900       11,395,763
McGraw-Hill                                       240,400       24,490,750
New York Times                                    446,150       15,475,828
Omnicom Group                                     323,400       18,757,200
R.H.Donnelley                                      94,940        1,382,564
Time Warner                                       100,400        6,231,075
World Color Press *                               197,300        6,005,319
---------------------------------------------------------------------------
                                                               119,553,406

Computers & Technology: 16.1%
---------------------------------------------------------------------------
American Power Conversion *                       547,900       26,521,784
Apple Computer *                                  550,800       22,565,588
BMC Software *                                    158,000        7,045,813
Cisco Systems *                                   298,200       27,686,006
Compaq Computer                                   171,600        7,196,475
Compuware *                                        60,000        4,685,625
Dell Computer *                                   323,400       23,678,944
Deluxe                                            218,300        7,981,594
Electronics Arts *                                 88,200        4,944,713
EMC *                                             208,400       17,714,000
HBO & Co.                                         858,400       24,652,175
Keane *                                           202,400        8,083,350


                                                 Number        Market
                                                 of Shares      Value
---------------------------------------------------------------------------
Lexmark International Group Class A *             356,500     $ 35,828,250
Microsoft *                                       468,900       64,957,303
Storage Technology *                              498,000       17,710,125
---------------------------------------------------------------------------
                                                               301,251,745

Consumer Products: 2.3%
---------------------------------------------------------------------------
Avon Products                                     312,200       13,814,850
Brinker International *                           401,200       11,584,650
Clorox                                            135,200       15,793,050
United Stationers *                                77,600        2,090,350
---------------------------------------------------------------------------
                                                                43,282,900

Electronics & Electrical Equipment: 2.6%
---------------------------------------------------------------------------
Solectron *                                       466,400       43,346,050
Waters *                                           52,300        4,563,175
---------------------------------------------------------------------------
                                                                47,909,225

Energy: 2.0%
---------------------------------------------------------------------------
Enron                                             290,700       16,588,069
Helmerich & Payne                                 140,000        2,712,500
LG & E Energy                                      60,000        1,698,750
OGE Energy                                        446,100       12,909,019
Oryx Energy *                                     299,200        4,020,500
---------------------------------------------------------------------------
                                                                37,928,838

Food & Beverage: 4.8%
---------------------------------------------------------------------------
Agribrands International *                          7,260          217,800
Flowers Industries                                527,450       12,625,834
General Mills                                     139,600       10,853,900
International Multifoods                           74,000        1,910,125
Interstate Bakeries                               450,400       11,907,450
McCormick and Company                             594,500       20,082,953
Quaker Oats                                       321,600       19,135,200
Ralston-Purina Group                              217,800        7,051,275
Suiza Foods *                                      79,600        4,054,625
Universal Foods                                    69,000        1,893,188
---------------------------------------------------------------------------
                                                                89,732,350

Healthcare & Pharmaceuticals: 10.4%
---------------------------------------------------------------------------
Allegiance                                        663,800       30,949,675
Amgen *                                           353,700       36,961,650
Arterial Vascular Engineering *                   492,900       25,831,041
Bard (C.R.) Inc.                                  190,900        9,449,550
Bergen Brunswig Class A                           251,600        8,774,550
Beverly Enterprises *                             605,700        4,088,475
Health Management Associates Class A *            622,950       13,471,294
Lilly (Eli)                                       125,400       11,144,925
Lincare Holdings *                                268,200       10,870,481
McKesson                                          259,300       20,500,906
Mylan Laboratories                                698,300       21,996,450
PharMerica *                                      275,654        1,662,538
---------------------------------------------------------------------------
                                                               195,701,535

Industrial Machinery: 1.1%
---------------------------------------------------------------------------
Deere & Company                                   358,200       11,865,375
Ingersoll-Rand                                    202,000        9,481,375
---------------------------------------------------------------------------
                                                                21,346,750

Leisure, Lodging & Entertainment: 0.6%
---------------------------------------------------------------------------
King World Productions *                           49,100        1,445,381
McDonald's                                        118,300        9,064,738
---------------------------------------------------------------------------
                                                                10,510,119

Metals & Mining: 0.2%
---------------------------------------------------------------------------
Cleveland Cliffs Iron                              77,900        3,140,344
---------------------------------------------------------------------------

Miscellaneous: 0.5%
---------------------------------------------------------------------------
PAYCHEX                                            48,600        2,501,381
Twinlab *                                         508,400        6,656,863
---------------------------------------------------------------------------
                                                                 9,158,244

Packaging & Containers: 0.3%
---------------------------------------------------------------------------
Sealed Air *                                       99,000        5,055,188
---------------------------------------------------------------------------

Retail: 9.7%
---------------------------------------------------------------------------
Dollar Tree Stores *                              344,500       15,039,578
Federated Department Stores *                     347,800       15,151,038

                                                 Number        Market
                                                 of Shares      Value
---------------------------------------------------------------------------
Fingerhut                                         232,000      $ 3,581,500
Gap                                               380,250       21,389,063
Home Depot                                        207,200       12,678,050
Jostens                                            83,300        2,181,419
Ross Stores                                       386,675       15,213,245
Safeway *                                         337,624       20,573,963
Staples *                                         670,600       29,317,794
TJX                                               753,900       21,863,100
Wal-Mart Stores                                   296,700       24,162,506
---------------------------------------------------------------------------
                                                               181,151,256

Telecommunications: 13.4%
---------------------------------------------------------------------------
ADC Telecommunications *                          143,300        4,961,763
Alltel                                            288,700       17,267,869
Ameritech                                         196,700       12,465,863
AT&T                                              718,700       54,082,175
BellSouth                                         201,000       59,899,875
SBC Communications                                783,064       41,991,807
Tellabs *                                         336,600       23,078,138
US West                                           569,500       36,803,938
---------------------------------------------------------------------------
                                                               250,551,428

Textiles, Apparel & Furniture: 1.1%
---------------------------------------------------------------------------
Miller (Herman)                                   236,200        6,333,113
Tommy Hilfiger *                                  231,200       13,872,000
---------------------------------------------------------------------------
                                                                20,205,113

Transportation & Shipping: 1.2%
---------------------------------------------------------------------------
AMR *                                             268,600       15,948,125
Tidewater                                         189,400        4,391,713
UAL *                                              38,600        2,303,938
---------------------------------------------------------------------------
                                                                22,643,776

Total Common Stock: 96.3%
(Cost $1,256,322,240)                                        1,799,033,324
---------------------------------------------------------------------------

                                                  Par
Money Market Instruments:                         Amount
---------------------------------------------------------------------------
American Honda Finance
5.4144%, 1/11/99                               $9,500,000        9,485,829
5.30%, 1/14/99                                  1,200,000        1,200,000
Clorox Company
5.151%, 2/19/99                                 1,300,000        1,290,976
Commercial Credit
5.3266%, 2/2/99                                 8,600,000        8,559,484
Corporate Asset Funding
5.3456%, 1/15/99                                1,600,000        1,596,702
5.27%, 1/19/99                                  4,500,000        4,488,143
5.4358%, 1/21/99                                7,000,000        6,979,000
Marsh & McLennan
5.3999%, 1/12/99                                5,200,000        5,191,420
Merrill Lynch
5.2508%, 1/25/99                                9,500,000        9,467,066
Prudential Funding
5.1093%, 1/25/99                                3,000,000        2,989,920
Salomon Smith Barney Holdings
5.42%, 1/6/99                                   9,500,000        9,492,849
U.S. Treasury Bill (+)
5.11%, 4/29/99                                  2,100,000        2,064,826
Volkswagen of America
5.253%, 1/4/99                                  4,800,000        4,797,900
Wells Fargo
5.2099%, 2/10/99                                4,200,000        4,175,687
5.2099%, 3/10/99                                3,200,000        3,168,811
---------------------------------------------------------------------------

Total Money Market Instruments: 4.0%
(Cost $74,948,613)                                              74,948,613
---------------------------------------------------------------------------

Total Investments: 100.3%
(Cost $1,331,270,853)                                        1,873,981,937
---------------------------------------------------------------------------

Other Assets Under Liabilities: (0.3%)                          (5,751,006)
---------------------------------------------------------------------------

Net Assets: 100.0%
(Equivalent to $ 40.283 per share
based on 46,377,079 shares
issued and outstanding)                                     $1,868,230,931
===========================================================================

(+) Fully or partially pledged as collateral for open futures contracts.

* Non-income producing security.

See accompanying notes to financial statements.

Lincoln National Social Awareness Fund, Inc.

Statement of Operations

Year ended December 31, 1998


Investment income:
 Dividends                                             $19,677,119
--------------------------------------------------------------------
 Interest                                                3,731,178
--------------------------------------------------------------------
  Total investment income                               23,408,297
--------------------------------------------------------------------

Expenses:
 Management fees                                         5,287,914
--------------------------------------------------------------------
 Accounting fees                                           491,939
--------------------------------------------------------------------
 Printing and postage                                      142,996
--------------------------------------------------------------------
 Directors fees                                              4,200
--------------------------------------------------------------------
 Other                                                      65,490
--------------------------------------------------------------------
  Total expenses                                         5,992,539
--------------------------------------------------------------------
Net investment income                                   17,415,758
--------------------------------------------------------------------

Net realized and unrealized gain on investments
and futures contracts:
--------------------------------------------------------------------
 Net realized gain on investment transactions and
 futures contracts                                      75,145,967
--------------------------------------------------------------------
 Net change in unrealized appreciation
 of investments and futures contracts                  185,333,835
--------------------------------------------------------------------
Net realized and unrealized gain on investments and
 futures contracts                                     260,479,802
--------------------------------------------------------------------
Net increase in net assets
resulting from operations                             $277,895,560
====================================================================


Statements of Changes in Net Assets

Years ended December 31, 1998 and 1997


                                                 Year ended     Year ended
                                                 12/31/98       12/31/97
                                                 ----------------------------
Changes from operations:
-----------------------------------------------------------------------------
 Net investment income                           $ 17,415,758   $ 12,806,273
-----------------------------------------------------------------------------
 Net realized gain on investment transactions
 and futures contracts                             75,145,967     54,631,990
-----------------------------------------------------------------------------
 Net change in unrealized appreciation of
 investments and futures contracts                185,333,835    224,321,657
-----------------------------------------------------------------------------
Net increase in net assets
resulting from operations                         277,895,560    291,759,920
-----------------------------------------------------------------------------

Distributions to shareholders from:
 Net investment income                            (27,514,961)             -
-----------------------------------------------------------------------------
 Net realized gain on investments                 (54,631,990)   (36,341,046)
-----------------------------------------------------------------------------
  Total distributions to shareholders             (82,146,951)   (36,341,046)
-----------------------------------------------------------------------------
Net increase in net assets
resulting from capital share transactions         416,987,975    363,480,930
-----------------------------------------------------------------------------

  Total increase in net assets                    612,736,584    618,899,804
-----------------------------------------------------------------------------

Net Assets, beginning of year                   1,255,494,347    636,594,543
-----------------------------------------------------------------------------
Net Assets, end of year                        $1,868,230,931 $1,255,494,347
=============================================================================

See accompanying notes to financial statements.

Lincoln National Social Awareness Fund, Inc.

Financial Highlights

(Selected data for each capital share outstanding throughout the year)


                                            Period ended December 31,
                                                1998       1997      1996        1995       1994
                                            --------------------------------------------------------
Net asset value, beginning of year            $ 35.657    $ 27.316  $ 22.590    $ 16.642   $ 17.915
Income (loss) from investment operations:
 Net investment income                           0.367       0.364     0.389       0.432      0.377
 Net realized and unrealized gain (loss)
  on investments and futures contracts           6.414       9.447     5.748       6.491     (0.461)
 Total from investment operations                6.781       9.811     6.137       6.923     (0.084)

Less dividends and distributions:
 Dividends from net investment income           (0.672)          -    (0.389)     (0.432)    (0.377)
 Distributions from net realized gain on
  investment transactions                       (1.483)     (1.470)   (1.022)     (0.543)    (0.812)
Total dividends and distributions               (2.155)     (1.470)   (1.411)     (0.975)    (1.189)
Net asset value, end of year                  $ 40.283    $ 35.657  $ 27.316    $ 22.590   $ 16.642

Total Return(1)                                  19.89%      37.53%    28.94%      42.83%      0.19%

Ratios and supplemental data:
 Ratio of expenses to average net assets          0.38%       0.41%     0.46%       0.50%      0.53%
 Ratio of net investment income
  to average net assets                           1.10%       1.37%     1.58%       2.21%      2.22%
 Portfolio Turnover                              37.55%      34.84%    45.90%      54.02%     64.97%
 Net assets, end of year (000 omitted)      $1,868,231  $1,255,494  $636,595    $297,983   $163,514

(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares. The total return percentages in the table are NOT calculated on the same basis as the performance percentages in the letter at the front of this booklet (those percentages are based upon the change in unit value).

See accompanying notes to financial statements.

Lincoln National Social Awareness Fund, Inc.

Notes to Financial Statements

December 31, 1998

The Fund: Lincoln National Social Awareness Fund, Inc. (the "Fund") is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products.

The Fund's investment objective is to maximize long-term capital appreciation. The Fund buys stocks of established companies, which adhere to certain specific social criteria.

1. Significant Accounting Policies

Investment Valuation: Portfolio securities which are traded on an exchange are valued at the last reported sale price on the exchange or market where primarily traded or listed or, in the absence of recent sales, at the mean between the last reported bid and asked prices. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Money market instruments having less than 60 days to maturity are stated at amortized cost, which approximates market value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes amortization of any premium and discount. Realized gains or losses from investment transactions are reported on an identified cost basis.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses: The custodian bank of the Fund has agreed to waive its custodial fees when the Fund maintains a prescribed amount of cash on deposit in certain non-interest bearing accounts. For the year ended December 31, 1998, the custodial fees offset arrangements amounted to $5,630.

Taxes: The Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, the Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

2. Other Assets Under Liabilities

The statement of net assets account "Other Assets Under Liabilities" at December 31, 1998 consisted of the following assets (liabilities):

Cash                                       $307,847
----------------------------------------------------
Receivable for dividends earned           1,897,022
----------------------------------------------------
Receivable for interest earned                4,063
----------------------------------------------------
Receivable for securities sold           22,127,761
----------------------------------------------------
Receivable for capital shares sold          945,449
----------------------------------------------------
Payable for securities purchased        (30,418,729)
----------------------------------------------------
Payable for capital shares redeemed         (42,721)
----------------------------------------------------
Management fees payable                    (614,199)
----------------------------------------------------
Other, net                                   42,501
----------------------------------------------------
                                        $(5,751,006)
                                        ============

3. Management Fees and Other Transactions With Affiliates

Lincoln Investment Management Company (the "Advisor") and its affiliates manage the Fund's investment portfolio and maintain its accounts and records. For these services, the Advisor receives a management fee at an annual rate of .48% of the first $200,000,000 of the average daily net assets of the Fund, .40% of the next $200,000,000, and .30% of the average daily net assets of the Fund in excess of $400,000,000. The sub-advisor, Vantage Investment Advisors, an affiliate of the Advisor, is paid directly by the Advisor.

Delaware Service Company ("Delaware"), an affiliate of the Advisor, provides accounting services and other administration support to the Fund. For these services, the Fund pays Delaware a monthly fee based on average net assets, subject to certain minimums.

If the aggregate annual expenses of the Fund, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceed 1.50% of the average daily net assets of the Fund, the Advisor will reimburse the Fund in the amount of such excess. No reimbursement was due for the year ended December 31, 1998.

Certain officers and directors of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated directors is borne by the Fund.

4. Analysis of Net Assets

Net Assets at December 31, 1998 consisted of the following:

Common Stock, par value $.01 per share**          $ 463,771
------------------------------------------------------------
Paid in capital in excess of par value of
 shares issued                                1,246,572,238
------------------------------------------------------------
Undistributed net investment income               2,707,070
------------------------------------------------------------
Accumulated net realized gain on investments
 and futures contracts                           75,145,968
------------------------------------------------------------
Net unrealized appreciation of investments
and futures contracts                           543,341,884
------------------------------------------------------------
                                             $1,868,230,931
                                             ===============

** The Fund has 100,000,000 authorized shares.

5. Investments

The cost of investments for federal income tax purposes approximates cost for book purposes. The aggregate cost of investments purchased and the aggregate proceeds from investments sold for the year ended December 31, 1998 and the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and the net unrealized appreciation at December 31, 1998 are as follows:

     Aggregate      Aggregate      Gross          Gross          Net
     Cost of        Proceeds       Unrealized     Unrealized     Unrealized
     Purchases      From Sales     Appreciation   Depreciation   Appreciation
     ------------------------------------------------------------------------
     $922,173,706   $562,439,565   $606,184,462   $(63,473,378)  $542,711,084

6. Supplemental Financial Instrument Information

Financial Futures Contracts: The Fund may purchase or sell financial futures contracts, which are exchange traded. The Fund bears the market risk that arises from changes in the value of these financial instruments. The Fund deposits with its custodian a specified amount of cash or eligible securities called "initial margin" or "variation margin". The market value of investments pledged to cover margin requirements for open positions at December 31, 1998 was $2,064,826. The Unrealized gain or loss on the contracts is reflected in the accompanying financial statements. The Fund is subject to the market risks of unexpected changes in the underlying markets and interest rates. Financial futures contracts open at December 31, 1998 were as follows:

                         Notional       Expiration     Unrealized
Contracts                Cost Amount    Date           Gain
-----------------------------------------------------------------
100 S&P 500 contracts    $14,937,950    March 1999     $630,800

7. Summary of Changes From Capital Share Transactions

                                               Shares Issued Upon                                Net Increase
                      Capital                  Reinvestment of        Capital Shares             Resulting From Capital
                      Shares Sold              Dividends              Redeemed                   Share Transactions
                    ---------------------------------------------------------------------------------------------------
                      Shares      Amount       Shares      Amount     Shares        Amount       Shares       Amount
                    ---------------------------------------------------------------------------------------------------
Year ended
 December 31, 1998: 10,472,068 $390,645,188  2,315,866  $82,146,951  (1,621,323) $(55,804,164)  11,166,611 $416,987,975
Year ended
 December 31, 1997: 10,416,924  322,889,993  1,581,459   43,404,427     (92,914)   (2,813,490)  11,905,469  363,480,930

8. Distributions to Shareholders

The Fund declares and distributes dividends on net investment income, if any, semi-annually. Distributions of net realized gains, if any, are declared and distributed annually.

Lincoln National Social Awareness Fund, Inc.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors
Lincoln National Social Awareness Fund, Inc.

We have audited the accompanying statement of net assets of Lincoln National Social Awareness Fund, Inc. (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National Social Awareness Fund, Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                             /s/ ERNST & YOUNG LLP
Philadelphia, Pennsylvania
February 5, 1999